UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2011

L-3 COMMUNICATIONS HOLDINGS, INC.
L-3 COMMUNICATIONS CORPORATION
 (Exact name of registrant as specified in its charter)

DELAWARE	001-14141 333-46983	13-3937434 13-3937436
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 THIRD AVENUE, NEW YORK, NEW YORK	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 697-1111

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS
ITEM 8.01 OTHER EVENTS
On July 28, 2011, L-3 Communications Holdings, Inc. (the “Company”) issued a press release announcing that the Board of Directors has unanimously approved a plan to spin-off a new, independent, publicly traded government services company. A copy of that press release is attached hereto as Exhibit 99.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(D) EXHIBITS

Exhibit
Number	Title
99	Press release dated July 28, 2011, issued by L-3 Communications Holdings, Inc. announcing unanimous approval by the Company’s Board of Directors of a plan to spin-off a new, independent, publicly traded government services company.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION
By:	/s/ Ralph G. D’Ambrosio
	Name:	Ralph G. D’Ambrosio
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: July 28, 2011